Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,299,544.42
Previously Paid Amount	0
Total Fee Amount	1,422.37
Total Offset Amount	0
Net Fee	$ 1,422.37